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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                        THIRD AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

      This Third Amendment to Second Amended and Restated Credit Agreement (this "Third Amendment") dated as of October 13, 2005, is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation, and PARALLEL, L.P., a Texas limited partnership (collectively, the "Borrowers"), and PARALLEL, L.L.C., a Delaware limited liability company ("Guarantor"), and CITIBANK TEXAS, N.A. (formerly known as First American Bank, SSB), BNP PARIBAS, and WESTERN NATIONAL BANK (collectively, "Lenders"), and CITIBANK TEXAS, N.A., as Joint Lead Arranger and as Administrative Agent ("Agent") and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.

                                    RECITALS:

      WHERAS, Borrowers, Guarantor and Lenders in the capacities stated above, entered into that Second Amended and Restated Credit Agreement dated as of September 27, 2004, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of December 27, 2004, and by Second Amendment to Second Amended and Restated Credit Agreement dated as of April 1, 2005 (as amended, the "Credit Agreement"); and

      WHEREAS, Borrowers, Guarantor and Lenders desire to amend the Credit Agreement in certain respects.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

                                    Agreement

      Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.

      Section 2. Amendment to Definition of LIBOR Margin. The definition of "LIBOR Margin" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

      LIBOR Margin means:

            (a) two and one-half percent (2.50%) per annum whenever the Borrowing Base Usage is equal to or greater than 75%; or

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            (b) two and one-quarter percent (2.25%) per annum whenever the
      Borrowing Base Usage is equal to or greater than 50%, but less than 75%;
      or

            (c) two percent (2.00%) per annum whenever the Borrowing Base Usage is less than 50%.

      Section 3. Amendment to Definition of Maturity Date. The definition of "Maturity Date" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            Maturity Date shall mean October 31, 2010.

      Section 4. Amendment to Hedging Covenant. Section 12(w) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (w) Crude Oil and Natural Gas Hedging. Borrowers shall maintain with counterparties acceptable to the Agent non-speculative crude oil and natural gas price hedges for rolling twenty-four (24) month periods, but not to extend beyond the Maturity Date unless Borrowers otherwise elect, and with prices and other terms as shall be approved in advance by Agent covering at least fifty percent (50%) of Borrowers' aggregate estimated monthly crude oil and natural gas production from Borrowers' proved producing Oil and Gas Properties, determined on a BOE Basis (defined below). The foregoing hedging requirement shall be based upon the then most current reserve evaluation delivered by Borrowers to Agent pursuant to Section 12(a)(iii) above, and Borrowers shall be in compliance with the required volumes to be hedged within ninety (90) days after the effective date of each such most current reserve evaluation. As used in this Agreement, the term "BOE Basis" shall mean in the case of crude oil, barrels of crude oil, and in the case of natural gas and natural gas liquids, quantities of natural gas and natural gas liquids translated into barrels of crude oil based on equal energy content.

      Section 5. Amendment to Rate Management Transaction Covenant. Section 13(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (l) Rate Management Transactions. Neither either Borrower nor Guarantor will, and will not permit any Subsidiary to, enter into any Rate Management Transactions, except the foregoing prohibitions shall not apply to (x) transactions required by this Agreement or consented to in writing by the Majority Lenders, in each case which are on terms acceptable to the Majority Lenders, or (y) transactions by Borrowers designed to hedge, provide a floor price for, or swap crude oil or natural gas, provided that
      (i) the same do not cover more than eighty-five percent (85%) of Borrowers' aggregate estimated monthly crude oil and natural gas production from Borrowers' proved producing crude oil and natural gas reserves existing as of the date of the execution thereof based upon the then most current reserve evaluation required pursuant to Section

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      12(a)(iii) above and determined on a BOE Basis, (ii) the same do not contain terms or provisions which would require margin calls, (iii) the counterparty to any such transaction has a minimum rating of "A-1" by Standard & Poors' Corporation or "A-3" by Moody's Investors Service, Inc.,
      (iv) the same are for a term not extending beyond October 31, 2010, and
      (v) the same include provisions for payment to Borrowers upon the occurrence of specified price indexes of a price per unit of measurement equal to or greater than that under the Agent's then current pricing policies; or, provided that (A) the same do not cover more than ninety percent (90%) of Borrowers' aggregate estimated monthly crude oil and natural gas production from Borrowers' proved producing crude oil and natural gas reserves existing as of the date of the execution thereof based upon the then most current reserve evaluation required pursuant to
      Section 12(a)(iii) above and determined on a BOE Basis, (B) the same do not cover more than seventy-five percent (75%) of Borrowers' aggregate estimated monthly crude oil and natural gas production from all categories of Borrowers' proved crude oil and natural gas reserves existing as of the date of the execution thereof based upon the then most current reserve evaluation required pursuant to Section 12(a)(iii) above and determined on a BOE Basis, (C) as of the date of the execution thereof, Borrowers' aggregate actual production from proved producing crude oil and natural gas reserves exceeds Borrowers' aggregate forecasted production from proved producing crude oil and natural gas reserves for such date based on the then most current reserve evaluation required pursuant to Section 12(a)(iii) above, (D) the same are for a term of twelve (12) months or less, and (E) the same satisfy the requirements set forth in items (ii),
      (iii) and (v) above.

      Section 6. Redetermination of Borrowing Base. In accordance with Section 7(b) of the Credit Agreement, a semi-annual redetermination of the Borrowing Base has been made by Lenders. Pursuant to Section 7(b) of the Credit Agreement, Agent hereby notifies Borrowers that Lenders have redetermined the Borrowing Base and, effective as of the date of this Third Amendment, the redetermined Borrowing Base is $100,000,000.00. The amount of the new Borrowing Base shall be subject to redetermination as provided in the Credit Agreement. The next scheduled semi-annual determination of the Borrowing Base by Lenders pursuant to the Credit Agreement shall be on or about April 1, 2006. Pursuant to Section 8(b) of the Credit Agreement, the fee payable to Agent for the ratable benefit of Lenders in connection with the $10,000,000.00 increase in the Borrowing Base is $37,500.00.

      Section 7. Representations and Warranties of Borrowers and Guarantor. Borrowers and Guarantor hereby jointly and severally represent and warrant to Lenders as follows:

            (a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

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            (b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.

            (c) The execution, delivery and performance by Borrowers and Guarantor of this Third Amendment are within the Borrowers' and Guarantor's partnership, corporate and limited liability company powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrowers, Guarantor or their respective Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrowers, Guarantor or their respective Subsidiaries, except Permitted Liens.

            (d) This Third Amendment constitutes the valid and binding obligation of Borrowers and Guarantor enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

      Section 8. Conditions Precedent. This Third Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:

            (a) Agent shall have received counterparts of this Third Amendment duly executed by Borrowers, Guarantor and Lenders;

            (b) Agent shall have received from Borrowers for the ratable benefit of Lenders (i) the fees required by Section 8(b) of the Credit Agreement in connection with the increase in the Borrowing Base provided for above, and (ii) a loan extension fee of $200,000;

            (c) the Borrowers and Guarantor shall have provided to Agent (i) a copy of resolutions, in form and substance satisfactory to Agent, of the Board of Directors of PPC authorizing the execution, delivery and performance of this Third Amendment and any other Loan Documents to be executed or delivered pursuant hereby, certified by the secretary or an assistant secretary of PPC, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (ii) a copy of the resolutions, in form and substance satisfactory to Agent, duly adopted by the respective partners of PLP authorizing the execution, delivery and performance of this Third Amendment and any other Loan Documents to be executed or delivered by PLP pursuant hereto, certified by PLP's general partner, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, and (iii) resolutions, in form and substance satisfactory to Agent, of the managers of Guarantor authorizing the execution, delivery and performance of this Third Amendment and any other Loan Documents to be executed or delivered pursuant hereto, certified by its secretary or assistant secretary, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; and

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            (d) Agent shall have received any other documents, certificates and opinions in connection with this Third Amendment that may be requested by Agent, in form and substance satisfactory to Agent.

      Section 9. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrowers, Guarantor and Lenders as of the date of this Third Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrowers, Guarantor and the other parties thereto as of the date of this Third Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, each of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.

      Section 10. No Waiver. Neither the execution by Lenders of this Third Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default of Event of Default (whether now existing or that may occur hereafter) or of any of Lenders' or Agent's rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.

      Section 11. Miscellaneous.

            11.1 Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

            11.2 Multiple Counterparts. This Third Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this Third Amendment shall be bound hereby until a counterpart of this Third Amendment has been executed by all parties hereto.

            11.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

            11.4 Governing Law. This Third Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Third Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.

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            11.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.

            11.6 Final Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS THEREOF, Borrowers, Guarantor and Lenders have caused this
Third Amendment to be duly executed as of the day and year first above written.

                           BORROWERS:   PARALLEL PETROLEUM CORPORATION,
                                          a Delaware corporation

                                        By:   /s/ Steven D. Foster
                                           -------------------------------------
                                              Steven D. Foster
                                              Chief Financial Officer

                                        PARALLEL, L.P., a Texas limited
                                          Partnership
                                        By:   Parallel Petroleum Corporation,
                                              Its General Partner

                                        By:   /s/ Steven D. Foster
                                           -------------------------------------
                                              Steven D. Foster
                                              Chief Financial Officer

                           GUARANTOR:   PARALLEL, L.L.C., a Delaware limited
                                          liability company

                                        By:   /s/ Steven D. Foster
                                           -------------------------------------
                                              Steven D. Foster
                                              Chief Financial Officer

                  [SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

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                             LENDERS:   CITIBANK TEXAS, N.A. a national banking
                                        association, as Joint Lead Arranger and
                                        Administrative Agent and as a Lender

                                        By:   /s/ Frank K. Stowers
                                           -------------------------------------
                                              Frank K. Stowers
                                              Senior Vice President

                  [SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

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                                        BNP PARIBAS, as Joint Lead Arranger and
                                        Syndication Agent and as a Lender

                                        By:   /s/ Brian M. Malone
                                           -------------------------------------
                                        Name:     Brian M. Malone
                                        Title:    Managing Director

                                        By:   /s/ Polly Schott
                                           -------------------------------------
                                        Name:     Polly Schott
                                        Title:    Vice President

                  [SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

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                                        WESTERN NATIONAL BANK,
                                        as a Lender

                                        By:   /s/ Wesley D. Bownds
                                           -------------------------------------
                                              Wesley D. Bownds
                                              Executive Vice President

                  [SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

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